[Scudder Investments logo]

Scudder Small Company Stock Fund

Class AARP and Class S Shares

Annual Report

September 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Small Company Stock Fund	Ticker Symbol	Fund Number
Class AARP	ASCSX	139
Class S	SSLCX	339

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the US economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecom, media, energy and other industries.

We applaud your patience and commitment at this exceptionally difficult time. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction.

In our view, the rebuilding of confidence in the domestic equity market will be a gradual, long-term process. While these are tough times, the fact that the US economy is in fundamentally much better shape than it was during much of the 1970s - the last time stocks had a prolonged slump - gives us confidence that a new era of growth will likely emerge. In our view, mutual funds, such as Scudder Small Company Stock Fund, that offer the opportunity to diversify a large-cap equity portfolio make more sense than ever.

In managing Scudder Small Company Stock Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions. We are continually fine-tuning the fund's portfolio management process to address changing markets and investor needs.

Sincerely,

William F. Glavin, Jr.
President, Scudder Small Company Stock Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary September 30, 2002

Average Annual Total Returns*
Scudder Small Company Stock Fund	1-Year	3-Year	5-Year	Life of Class**
Class AARP	.19%	-3.44%	-4.13%	1.39%
Russell 2000 Index+	-9.30%	-4.11%	-3.19%	.96%

Scudder Small Company Stock Fund	1-Year	Life of Class***
Class S	.19%	-6.14%
Russell 2000 Index+	-9.30%	-12.62%

Sources: Lipper, Inc. and Deutsche Asset Management

** The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
*** On July 17, 2000, the Fund commenced offering Class S shares. Index returns begin on July 31, 2000.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 9/30/02	$ 16.09	$ 16.08
9/30/01	$ 16.06	$ 16.05

Class AARP Lipper Rankings* - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	52	of	387	14
3-Year	230	of	282	82
5-Year	160	of	182	88

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Small Company Stock Fund - Class AARP [] Russell 2000 Index+

Yearly periods ended September 30

Comparative Results*
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Class**
Class AARP	Growth of $10,000	$10,019	$9,004	$8,098	$10,814
	Average annual total return	.19%	-3.44%	-4.13%	1.39%
Russell 2000 Index+	Growth of $10,000	$9,070	$8,818	$8,503	$10,554
	Average annual total return	-9.30%	-4.11%	-3.19%	.96%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-Year, 5-Year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class AARP shares; rankings for share classes may vary.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. If the Advisor had not maintained the Fund's expenses during part of the periods, the total returns would have been lower. Performance of the classes may vary; expense ratios are the same.

Investing in securities of small companies may involve a greater risk/volatility than investments in larger companies.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Small Company Stock Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Small Company Stock Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Joshua Feuerman

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund in 2002.

Head of Global Quantitative Equity: New York.

10 years of experience at State Street Global Advisors where he served as head of international strategies, including emerging and developed markets.

MBA, University of Chicago.

Michael Patchen

Vice President of Deutsche Asset Management and Co-Manager of the fund.

Head of US Quantitative Equity portfolio management: New York.

Joined Deutsche Asset Management in 2000, with 4 years of experience managing global mandates at AQR Capital Management and Goldman Sachs Asset Management.

BS, Wharton Business School, University of Pennsylvania.

Joined the fund in 2002.

In the following interview, Portfolio Managers Joshua Feuerman and Michael Patchen - who assumed the management of Scudder Small Company Stock Fund on April 8, 2002 - discuss the fund's market environment and strategy for its most recent fiscal year ended September 30, 2002.

Q: How did Scudder Small Company Stock Fund perform over its most recent fiscal year?

A: We are pleased to report that the fund posted a positive 0.19 percent total return for the 12 months ended September 30, 2002 (Class S shares). This outpaced the fund's benchmark, the unmanaged Russell 2000 Index, a group of small-company stocks. The Index, which is not available for direct investment, fell 9.30 percent for the period. Large-cap stocks as represented by the S&P 500 index were down 20.49 percent over the same time frame. The fund also outpaced the Lipper Small-Cap Core category average, its peer group, which declined 6.62 percent for the period. See page 4 for standardized performance for the fund and its peer group.We are pleased to report that the fund (Class A shares, unadjusted for sales charge) posted a -0.12 percent total return for the 12 months ended September 30, 2002. This outpaced the fund's benchmark, the unmanaged Russell 2000 Index, a group of small-company stocks. The Index, which is not available for direct investment, fell 9.30 percent for the period. Large-cap stocks as represented by the S&P 500 index sank 20.49 percent over the same time frame. The fund also outpaced the Lipper Small-Cap Core category average, its peer group, which declined 6.62 percent for the period. See page 4 for standardized performance for the fund and its peer group.

Q: How do you account for the fund's outperforming its benchmark during the period?

A: The fund's emphasis on companies with strong fundamentals and attractive valuations contributed most heavily to the fund's strong results. The fund's holdings of micro-cap stocks (generally the stocks having the smallest 5 percent of market capitalization among equities available in the market) also contributed to the fund's positive performance in an exceptionally challenging market environment. With the goal of adhering more closely to the fund's benchmark, the Russell 2000 Index, we recently sold most of the fund's micro-cap holdings.

Q: What changes have you made since taking over as managers last April?

A: We have gone to what we believe is a more balanced investment style. The asset allocation decision of our investors is to have a portion of their portfolios, in small-cap stocks. As mentioned previously, we try to stay close to the characteristics of the fund's benchmark. The fund held 295 individual stock issues as of September 30, with the largest individual stock weightings under 2 percent of total assets. The fund's tracking error (the difference in portfolio composition versus the composition of the benchmark) is about 4 percent. Tracking error is a risk indicator that helps financial professionals assess how differences in portfolio construction relative to an unmanaged index may affect portfolio performance. A large tracking error - generally more than a few percentage points - can indicate that a portfolio may have the potential to perform very differently from its benchmark.

Our goal for the fund is to outperform the fund's benchmark by 3 to 4 percent each year. At the same time, when we create the fund's portfolio we're extremely sensitive to liquidity and market impact issues. Thus, we believe the fund's portfolio to be significantly more liquid than the Russell 2000 Index as a whole. In assessing market impact, we use a computer model to measure the impact of trading activity and costs based on the volume of shares of a particular stock that we are looking to trade - say, 1,000 shares versus 10,000 shares. Small-cap is an area of the stock market in which we as managers feel a particular need to closely monitor trading so that any desire on our part to buy or sell a large amount of shares doesn't have a disproportionate effect on a stock's price.

Q: What other changes have you made?

A: Two ways that we put our investment philosophy into action are first, to take small positions in a large number of stocks to help manage stock price risk and apply our economic intuition in a systematic and rigorous manner. We take the subjective judgment that most portfolio managers apply at the end of their investment-decision process and place it near the beginning, where we decide what sorts of factors and styles we want to use in our quantitative model - again, using a balanced approach. For example, at times we may wish to emphasize factors that measure a company's earnings stability and consistency rather than revenue growth.

Second, we take a very close look at the earnings quality of the companies we are considering buying for the fund. We try to identify companies that are generating their reported earnings from their core businesses or core competencies and avoid companies where management tends to focus on managing loss reserves and expense accruals in order to maximize reported income quarter to quarter. We think this factor provides us with insight in picking companies that truly represent value and whose earnings are sustainable.

Q: What is your outlook for the stock market and the fund?

A: The stock market has been volatile for quite a while, though small stocks had been less volatile than large-cap stocks until the past three months. We continue to believe that small-cap stocks are better positioned than large-cap stocks. In general, small caps didn't benefit to the same degree as large caps from the sky-high stock price increases that took place between 1996 and 1999. There may be some additional contraction in stock market prices, but we think this will continue to be more severe in the large-cap sector.

How the fund is managed
Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of nearly 2,000 small capitalization US companies. Four primary dimensions are considered: valuation, trends in earnings, price momentum and risk. Valuation helps the fund's managers measure how expensive or inexpensive a security is relative to the overall small-cap universe. Earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness across all dimensions.

Portfolio Construction

The fund's portfolio managers build a diversified portfolio of attractively rated companies, seeking stocks that are undervalued relative to their industry peers but whose earnings growth prospects are greater than their industry peers. To limit individual security risk and provide trading flexibility, approximately 300 or more small-cap securities are held in the portfolio. On an ongoing basis, the team constantly reevaluates which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio versus the benchmark index.

Going forward, we will continue to employ a disciplined investment approach that seeks to have the fund invest in companies that exhibit strong growth and value characteristics relative to their appropriate peer groups. In what has generally been a difficult environment for stock selection, our portfolio management team will continue to seek attractive value by paying particular attention to the quality of the earnings of the companies in which the fund invests. We believe that Scudder Small Company Stock Fund remains an attractive vehicle for investors seeking long-term capital appreciation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	9/30/01

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Stock Characteristics at September 30, 2002
Median Values	Fund	Russell 2000 Index	Fund as % of Index
Market Capitalization ($ millions)	550	283	194%
Price/Earnings	16.8	17.0	99%
Return on Equity (3-year)	9.7	6.5	149%
Sales Growth (3-year)	12.9	12.4	104%
Number of Stocks	295	1980

Asset allocation and stock characteristics are subject to change.

Sectors/Largest Holdings at September 30, 2002
1. Financials (23%) American Medical Security Group, Inc. Provider of group health care benefits
2. Consumer Discretionary (17%) Hollywood Entertainment Corp. Owner and operator of video retail superstores
3. Industrials (15%) Banta Corp. Provider of printing and graphic arts services
4. Information Technology (13%) Pinnacle Systems, Inc. Manufacturer of video post-production workstations
5. Health Care (12%) Amylin Pharmaceuticals, Inc. Manufacturer of pharmaceuticals and pharmaceutical preparation services
6. Materials (6%) Great Lakes Chemicals Corp. Producer of specialty chemicals
7. Energy (5%) Stone Energy Corp. Explorer of oil and gas
8. Consumer Staples (3%) Ralcorp Holdings, Inc. Manufacturer of private label and branded ready-to-eat cereal products and snacks
9. Utilities (3%) PNM Resources, Inc. Provider of electricity
10. Telecommunication Services (1%) Commonwealth Telephone Enterprises, Inc. Provider of diversified telecommunication services

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

	Shares	Value ($)
Common Stocks 98.2%
Consumer Discretionary 17.0%
Auto Components 1.2%
Dura Automotive Systems, Inc.*	32,200	394,450
Stoneridge, Inc.*	15,200	258,400
Tower Automotive, Inc.*	42,500	284,750
		937,600
Automobiles 0.5%
Thor Industries, Inc.	12,300	427,548
Hotel, Restaurants & Leisure 3.6%
Ameristar Casinos, Inc.*	9,600	182,016
Boyd Gaming Corp.*	12,700	237,109
Choice Hotels International, Inc.*	17,300	399,803
Isle of Capri Casinos, Inc.*	17,000	283,560
Landry's Seafood Restaurants, Inc.	15,300	345,627
Lone Star Steakhouse & Saloon, Inc.	16,500	346,335
Multimedia Games, Inc.*	20,200	397,758
P.F. Chang's China Bistro, Inc.*	8,500	246,755
Panera Bread Co. "A"*	13,900	375,300
Speedway Motorsports, Inc.*	5,800	136,590
		2,950,853
Household Durables 0.6%
Blyth, Inc.	4,600	128,340
MDC Holdings, Inc.	2,100	74,130
Skyline Corp.	9,700	263,743
		466,213
Internet & Catalog Retailing 0.5%
J. Jill Group, Inc.*	22,000	383,240
Priceline.com, Inc.*	22,900	33,434
		416,674
Leisure Equipment & Products 0.7%
Midway Games, Inc.*	56,000	306,880
Racing Champions Ertl Corp.*	14,000	228,760
		535,640
Media 0.5%
ADVO, Inc.*	10,500	333,375
Regent Communications, Inc.*	24,000	121,920
		455,295
Multiline Retail 1.0%
ShopKo Stores, Inc.*	25,400	331,724
Tuesday Morning Corp.*	26,100	475,281
		807,005
Specialty Retail 6.8%
Aaron Rents, Inc.	21,200	487,600
AnnTaylor Stores Corp.*	13,000	299,390
Asbury Automotive Group, Inc.*	15,900	139,125
Charming Shoppes, Inc.*	57,000	384,750
Hollywood Entertainment Corp.*	41,300	599,676
Hughes Supply, Inc.	14,300	416,702
Jo-Ann Stores, Inc. "A"*	10,300	288,812
Movie Gallery, Inc.*	33,500	502,835
Payless ShoeSource, Inc.*	6,400	345,664
Pomeroy Computer Resources, Inc.*	16,200	159,732
Regis Corp.	12,700	359,283
Shoe Carnival, Inc.*	6,800	96,900
The Gymboree Corp.*	33,700	549,647
The Sports Authority, Inc.*	35,400	211,338
The Yankee Candle Co., Inc.*	15,100	259,267
Too, Inc.*	12,200	284,016
Tractor Supply Co.*	4,300	136,654
		5,521,391
Textiles, Apparel & Luxury Goods 1.6%
G-III Apparel Group Ltd.*	23,800	143,038
Kellwood Co.	17,700	404,622
Nautica Enterprises, Inc.*	34,800	361,920
Russell Corp.	23,200	347,768
Wellman, Inc.	4,100	55,965
		1,313,313
Consumer Staples 2.7%
Food & Drug Retailing 0.8%
Fleming Companies, Inc.	63,800	319,000
Nash-Finch Co.	4,100	55,760
Ruddick Corp.	14,000	212,660
Wild Oats Markets, Inc.*	10,300	93,524
		680,944
Food Products 0.8%
Interstate Bakeries Corp.	8,800	233,816
Ralcorp Holdings, Inc.*	17,800	378,606
		612,422
Household Products 0.2%
American Woodmark Corp.	3,300	167,442
Personal Products 0.9%
Elizabeth Arden, Inc.*	21,100	252,989
NBTY, Inc.*	15,800	205,084
Playtex Products, Inc.*	28,000	238,280
		696,353
Energy 5.4%
Oil & Gas
Cabot Oil & Gas Corp. "A"	17,800	382,700
Holly Corp.	17,600	298,848
Houston Exploration Co.*	11,700	364,455
Nuevo Energy Co.*	29,700	323,730
Patina Oil & Gas Corp.	16,525	470,963
Remington Oil & Gas Corp.*	35,100	494,910
Spinnaker Exploration Co.*	9,600	275,520
St. Mary Land & Exploration Co.	20,300	485,170
Stone Energy Corp.*	22,600	734,500
Western Gas Resources, Inc.	7,800	243,750
WGL Holdings, Inc.	12,100	289,311
		4,363,857
Financials 23.4%
Banks 11.5%
Anchor Bancorp Wisconsin, Inc.	6,900	139,380
Bank of the Ozarks, Inc.	10,700	245,030
BankAtlantic Bancorp., Inc. "A"	25,100	225,398
Cathay Bancorp.	7,500	292,500
City Holding Co.	9,000	231,660
Commercial Federal Corp.	19,300	420,161
Community Bank System, Inc.	3,800	112,594
Community First Bankshares, Inc.	11,900	331,772
Corus Bankshares, Inc.	4,400	192,764
Dime Community Bancshares	17,850	382,347
East West Bancorp, Inc.	7,900	266,704
Euronet Worldwide, Inc.*	46,700	234,901
First Essex Bancorp.	1,800	59,490
First Federal Financial Corp.*	3,300	84,975
First Financial Holdings, Inc.	7,600	205,732
Flagstar Bancorp., Inc.	19,450	402,615
Frontier Financial Corp.	6,500	165,620
GBC Bancorp.	10,000	194,200
Gold Banc Corp, Inc.	25,600	248,320
Hancock Holding Co.	7,350	345,296
IBERIABANK Corp.	6,400	240,832
Local Financial Corp.*	3,500	48,335
MAF Bancorp., Inc.	7,800	241,020
NetBank, Inc.*	24,700	257,127
Pacific Northwest Bancorp.	8,100	220,563
PFF Bancorp., Inc.	3,000	83,160
R & G Financial Corp. "B"	16,200	353,484
Republic Bancorp., Inc.	7,300	94,900
Sandy Spring Bancorp., Inc.	10,300	317,240
Seacoast Banking Corp. of Florida	7,800	149,604
Seacoast Financial Services Corp.	11,200	224,784
Southwest Bancorp. of Texas, Inc.*	8,200	298,562
Staten Island Bancorp., Inc.	17,200	299,280
Susquehanna Bancshares, Inc.	12,500	270,625
Texas Regional Bancshares, Inc. "A"	3,650	122,239
UCBH Holdings, Inc.	10,700	420,403
UMB Financial Corp.	6,700	261,568
WesBanco, Inc.	4,900	116,669
Wintrust Financial Corp.	9,750	279,338
WSFS Financial Corp.	9,900	277,200
		9,358,392
Diversified Financials 0.7%
Financial Federal Corp.*	5,300	168,805
New Century Financial Corp.	15,300	358,020
		526,825
Insurance 3.0%
American Medical Security Group, Inc.*	41,100	581,154
Cotton States Life Insurance Co.	45,525	390,650
Delphi Financial Group, Inc. "A"	5,100	185,742
Kansas City Life Insurance Co.	3,300	124,872
LandAmerica Financial Group, Inc.	9,300	305,877
RLI Corp.	3,575	191,799
Stewart Information Services Corp.*	10,500	224,175
The Midland Co.	16,700	281,061
Triad Guaranty, Inc.*	4,200	146,244
		2,431,574
Real Estate 8.2%
Alexandria Real Estate Equities, Inc. (REIT)	8,100	344,088
American Home Mortgage Holdings, Inc.	17,400	191,922
Anworth Mortgage Asset Corp.	10,900	132,871
Capital Automotive (REIT)	13,700	342,226
CBL & Associates Properties, Inc. (REIT)	9,600	372,000
Chelsea Property Group, Inc. (REIT)	8,200	276,750
Colonial Properties Trust (REIT)	2,500	90,450
Essex Property Trust, Inc. (REIT)	5,800	286,752
FBR Asset Investment Corp. (REIT)	8,200	256,332
Federal Realty Investment Trust (REIT)	8,200	221,400
Health Care, Inc. (REIT)	4,400	120,340
Healthcare Realty Trust, Inc. (REIT)	11,700	363,870
HRPT Properties Trust (REIT)	34,400	283,800
Kilroy Realty Corp. (REIT)	10,300	244,213
Kramont Realty Trust (REIT)	12,300	182,040
Manufactured Home Communities, Inc. (REIT)	4,800	153,024
Nationwide Health Properties, Inc. (REIT)	13,100	223,355
Pan Pacific Retail Properties, Inc. (REIT)	10,200	351,696
Post Properties, Inc. (REIT)	4,300	111,714
Shurgard Storage Centers, Inc. "A" (REIT)	10,500	332,010
SL Green Realty Corp. (REIT)	9,300	285,882
Sovran Self Storage, Inc. (REIT)	3,800	115,596
Summit Properties, Inc. (REIT)	10,200	197,880
Sun Communities, Inc. (REIT)	8,100	297,270
The Macerich Co. (REIT)	9,900	306,702
The Mills Corp. (REIT)	10,400	308,464
Thornburg Mortgage, Inc. (REIT)	14,300	268,697
		6,661,344
Health Care 11.6%
Biotechnology 3.9%
Albany Molecular Research, Inc.*	11,600	197,548
Amylin Pharmaceuticals, Inc.*	38,600	641,532
Applera Corp.*	43,700	347,415
Array Biopharma, Inc.*	12,600	98,154
IDEXX Laboratories, Inc.*	16,400	507,547
Immucor, Inc.*	34,800	565,500
Isis Pharmaceuticals, Inc.*	14,600	143,956
OSI Pharmaceuticals, Inc.*	16,100	273,217
SangStat Medical Corp.*	19,000	396,340
		3,171,209
Health Care Equipment & Supplies 1.5%
Bio-Rad Laboratories, Inc. "A"*	9,900	372,834
Merit Medical Systems, Inc.*	22,100	426,751
Therasense, Inc.*	7,400	103,304
Zoll Medical Corp.*	9,000	273,600
		1,176,489
Health Care Providers & Services 3.5%
AMERIGROUP Corp.*	10,000	335,500
AmSurg Corp.*	11,300	340,921
Apria Healthcare Group, Inc.*	21,600	508,896
Curative Health Services, Inc.*	27,700	300,545
Hanger Orthopedic Group, Inc.*	16,300	259,170
LabOne, Inc.*	15,300	247,248
Priority Healthcare Corp. "B"*	11,600	292,320
Province Healthcare Co.*	15,900	272,685
Sierra Health Services, Inc.*	16,800	301,392
		2,858,677
Pharmaceuticals 2.7%
aaiPharma, Inc.*	26,200	314,164
Alpharma, Inc.	47,400	455,040
Antigenics, Inc.*	16,700	134,936
Endo Pharmaceuticals Holdings, Inc.*	43,000	366,790
InterMune, Inc.*	14,300	469,326
Ligand Pharmaceuticals "B"*	62,700	426,360
		2,166,616
Industrials 15.3%
Aerospace & Defense 1.7%
AAR Corp.	21,900	104,025
Curtiss-Wright Corp.	2,300	137,517
DRS Technologies, Inc.*	6,800	253,096
Invision Technologies, Inc.*	16,100	515,361
United Defense Industries, Inc.*	16,700	394,120
		1,404,119
Airlines 0.7%
Atlantic Coast Airlines Holdings*	30,900	285,825
ExpressJet Holdings, Inc.*	32,400	298,080
		583,905
Building Products 0.8%
Griffon Corp.*	11,200	119,280
Lennox International, Inc.	6,000	79,380
Trex Co, Inc.*	9,200	251,528
Universal Forest Products, Inc.	9,900	186,318
		636,506
Commercial Services & Supplies 5.6%
AMREP Corp.*	65,600	543,168
Arbitron, Inc.*	15,500	528,550
Banta Corp.	17,000	603,500
CDI Corp.*	13,200	345,180
Coinstar, Inc.*	17,500	451,150
eSPEED, Inc. "A"*	8,500	86,360
ITT Educational Services, Inc.*	17,200	322,844
John H. Harland Co.	6,900	187,335
Kroll, Inc.*	16,500	327,195
Lightbridge, Inc.*	22,700	151,863
Pegasus Systems, Inc.*	12,000	126,600
Right Management Consultants, Inc.*	18,600	458,304
Scherer Healthcare, Inc.*	24,300	77,031
TeleTech Holdings, Inc.*	52,900	330,625
		4,539,705
Construction & Engineering 0.5%
ACMAT Corp. "A"*	15,700	144,833
EMCOR Group, Inc.*	3,200	159,040
URS Corp.*	8,000	132,560
		436,433
Electrical Equipment 0.8%
A.O. Smith Corp.	2,300	65,366
Genlyte Group, Inc.*	3,300	116,985
Power-One, Inc.*	55,600	165,688
Regal-Beloit Corp.	8,600	147,146
Vicor Corp.*	16,800	120,120
		615,305
Industrial Conglomerates 0.8%
Carlisle Companies, Inc.	11,300	414,484
Tredegar Industries, Inc.	11,600	194,300
		608,784
Machinery 2.6%
Actuant Corp. "A"*	13,500	498,150
Clarcor, Inc.	8,150	250,205
Esterline Technologies Corp.*	8,000	133,120
IDEX Corp.	14,700	419,685
Joy Global, Inc.*	22,400	185,920
Reliance Steel & Aluminum Co.	15,550	339,768
The Manitowoc Co., Inc.	10,050	274,868
		2,101,716
Road & Rail 1.8%
Covenant Transport, Inc. "A"*	7,100	124,250
Heartland Express, Inc.	13,200	247,368
Kansas City Southern*	13,100	162,440
Landstar System, Inc.*	6,000	294,150
USFreightways Corp.	11,900	341,292
Werner Enterprises, Inc.	15,200	279,376
		1,448,876
Information Technology 13.2%
Communications Equipment 2.9%
ADTRAN, Inc.*	22,100	344,760
Arris Group, Inc.*	97,700	361,490
Avocent Corp.*	20,700	276,966
CommScope, Inc.*	47,800	324,084
F5 Networks, Inc.*	22,000	166,100
Inter-Tel, Inc.	18,300	372,405
Plantronics, Inc.*	19,600	319,480
Powerwave Technologies, Inc.*	48,600	164,754
Tekelec*	7,300	62,999
		2,393,038
Computers & Peripherals 0.8%
Pinnacle Systems, Inc.*	58,100	627,480
Electronic Equipment & Instruments 2.4%
Anixter International, Inc.*	14,500	298,700
Benchmark Electronics, Inc.*	25,900	545,195
FLIR Systems, Inc.*	7,300	255,427
Global Imaging Systems, Inc.*	17,600	332,288
Itron, Inc.*	23,100	424,809
Measurement Specialties, Inc.*	14,800	19,980
Teledyne Technologies, Inc.*	6,100	110,776
		1,987,175
Internet Software & Services 1.2%
Digital Insight Corp.*	6,100	95,892
FreeMarkets, Inc.*	9,700	48,112
Internet Security Systems, Inc.*	15,100	186,032
Overture Services, Inc.*	12,100	285,197
WebEx Communications, Inc.*	15,300	171,207
Websense, Inc.*	13,200	153,252
		939,692
IT Consulting & Services 0.2%
Manhattan Associates, Inc.*	11,600	156,832
Semiconductor Equipment & Products 3.3%
Cirrus Logic, Inc.*	106,300	271,065
Cree, Inc.*	23,900	298,750
DSP Group, Inc.*	5,000	80,295
Entegris, Inc.*	11,300	87,801
ESS Technology, Inc.*	42,800	263,220
OmniVision Technologies, Inc.*	40,900	269,531
Power Integrations, Inc.*	10,900	132,871
Silicon Image, Inc.*	82,200	336,198
Silicon Laboratories, Inc.*	21,700	397,761
Silicon Storage Technology, Inc.*	27,400	107,134
Varian Semiconductor Equipment Associates, Inc.*	13,900	228,516
Zoran Corp.*	19,300	212,300
		2,685,442
Software 2.4%
Dendrite International, Inc.*	52,700	332,537
Dynamics Research Corp.*	8,100	118,098
Hyperion Solutions Corp.*	18,600	341,310
MedQuist, Inc.*	4,700	110,300
MRO Software, Inc.*	22,900	199,230
NetIQ Corp.*	23,572	341,794
PracticeWorks, Inc.*	11,800	204,140
Red Hat, Inc.*	29,100	138,225
Transaction Systems Architects, Inc. "A"*	20,900	129,580
		1,915,214
Materials 5.9%
Chemicals 3.4%
A. Schulman, Inc.	20,600	357,007
Aceto Corp.	44,400	406,744
Cambrex Corp.	9,300	342,240
Ferro Corp.	14,400	332,640
Georgia Gulf Corp.	11,800	269,866
Great Lakes Chemicals Corp.	23,000	552,460
Olin Corp.	30,900	506,142
		2,767,099
Containers & Packaging 1.2%
Caraustar Industries, Inc.	19,800	185,130
Crown Cork & Seal Co.*	57,700	302,925
Myers Industries, Inc.	12,875	161,324
Silgan Holdings, Inc.*	10,300	292,932
		942,311
Metals & Mining 1.3%
Commercial Metals Co.	18,800	336,896
Quanex Corp.	12,600	437,220
Ryerson Tull, Inc.	11,600	74,588
Steel Dynamics, Inc.*	14,000	183,260
		1,031,964
Telecommunication Services 1.0%
Diversified Telecommunication Services
Commonwealth Telephone Enterprises, Inc.*	11,600	403,332
CT Communications, Inc.	4,700	68,150
Intrado, Inc.*	33,600	324,576
		796,058
Utilities 2.7%
Electric Utilities 1.2%
Black Hills Corp.	5,600	146,664
Cleco Corp.	14,500	195,315
PNM Resources, Inc.	20,500	405,900
UIL Holdings Corp.	5,800	205,610
		953,489
Gas Utilities 1.5%
AGL Resources, Inc.	8,600	189,974
Energen Corp.	11,900	301,189
New Jersey Resources Corp.	7,800	256,620
NUI Corp.	2,700	58,320
ONEOK, Inc.	13,500	255,150
Southwestern Energy Co.*	11,300	135,600
		1,196,853
Total Common Stocks (Cost $90,432,532)		79,471,672

	Principal Amount ($)	Value ($)
US Treasury Obligations 0.7%
U.S. Treasury Bill, 1.58%** (b), 10/24/2002 (Cost $604,383)	605,000	604,393

	Shares	Value ($)
Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 1.90%, (c) (Cost $914,509)	914,509	914,509
Total Investment Portfolio - 100.0% (Cost $91,951,424) (a)		80,990,574

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $92,216,250. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $11,225,676. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,295,042 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,520,718.
(b) At September 30, 2002, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At September 30, 2002, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
Russell 2000 Index	12/19/2002	8	1,502,998	1,450,400
Total net unrealized depreciation on open futures contracts				(52,598)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value (cost $91,951,424)	$ 80,990,574
Cash	10,000
Receivable for investments sold	213,742
Dividends receivable	82,723
Receivable for Fund shares sold	31,479
Receivable for daily variation margin on open futures contracts	3,039
Total assets	81,331,557
Liabilities
Payable for Fund shares redeemed	146,145
Accrued management fee	58,204
Other accrued expenses and payables	48,856
Total liabilities	253,205
Net assets, at value	$ 81,078,352
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(10,960,850)
Futures	(52,598)
Accumulated net realized gain (loss)	(1,319,513)
Paid-in capital	93,411,313
Net assets, at value	$ 81,078,352

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($37,352,805 / 2,321,591 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.09
Class S Net Asset Value, offering and redemption price per share ($41,486,668 / 2,580,274 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.08
Class A Net Asset Value and redemption price per share ($1,246,763 / 77,816 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.02
Maximum offering price per share (100 / 94.25 of $16.02)	$ 17.00
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($866,743 / 54,692 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.85
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($125,373 / 7,911 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.85

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $684)	$ 920,603
Interest	50,795
Total Income	971,398
Expenses: Management fee	701,048
Administrative fee	421,192
Distribution service fees	7,297
Trustees' fees and expenses	4,846
Other	219
Total expenses, before expense reductions	1,134,602
Expense reductions	(74)
Total expenses, after expense reductions	1,134,528
Net investment income (loss)	(163,130)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	10,187,927
Futures	(281,256)
9,906,671
Net unrealized appreciation (depreciation) during the period on: Investments	(11,637,383)
Futures	(52,598)
(11,689,981)
Net gain (loss) on investment transactions	(1,783,310)
Net increase (decrease) in net assets resulting from operations	$ (1,946,440)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001
Operations: Net investment income (loss)	$ (163,130)	$ (273,298)
Net realized gain (loss) on investment transactions	9,906,671	1,646,323
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,689,981)	(12,575,211)
Net increase (decrease) in net assets resulting from operations	(1,946,440)	(11,202,186)
Fund share transactions: Proceeds from shares sold	31,497,284	17,923,475
Cost of shares redeemed	(23,951,630)	(24,937,897)
Net increase (decrease) in net assets from Fund share transactions	7,545,654	(7,014,422)
Increase (decrease) in net assets	5,599,214	(18,216,608)
Net assets at beginning of period	75,479,138	93,695,746
Net assets at end of period	$ 81,078,352	$ 75,479,138

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 16.06	$ 18.32	$ 17.89	$ 16.93	$ 20.02
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.06)	(.08)	.02	.01
Net realized and unrealized gain (loss) on investment transactions	.06	(2.20)	.53	.96	(2.98)
Total from investment operations	.03	(2.26)	.45	.98	(2.97)
Less distributions from: Net investment income	-	-	(.02)	(.02)	(.04)
Net realized gains on investment transactions	-	-	-	-	(.08)
Total distributions	-	-	(.02)	(.02)	(.12)
Net asset value, end of period	$ 16.09	$ 16.06	$ 18.32	$ 17.89	$ 16.93
Total Return (%)	.19	(12.34)	2.41[b]	5.70	(14.91)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	34	48	66	97
Ratio of expenses before expense reductions (%)	1.21	1.23	1.86[c]	1.70	1.80
Ratio of expenses after expense reductions (%)	1.21	1.23	1.73[c]	1.70	1.75
Ratio of net investment income (loss) (%)	(.17)	(.32)	(.46)	.13	.07
Portfolio turnover rate (%)	146	48	48	17	12
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.78% and 1.65%, respectively.
* Annualized
** Not annualized

Class S
Years Ended September 30,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.05	$ 18.30	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.06)	-[c]
Net realized and unrealized gain (loss) on investment transactions	.06	(2.19)	(.20)
Total from investment operations	.03	(2.25)	(.20)
Net asset value, end of period	$ 16.08	$ 16.05	$ 18.30
Total Return (%)	.19	(12.30)	(1.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	42	46
Ratio of expenses (%)	1.21	1.23	1.19d*
Ratio of net investment income (loss) (%)	(.17)	(.32)	(.21)*
Portfolio turnover rate (%)	146	48	48
[a] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] The ratio of operating expenses includes a one-time reduction in reorganization costs in fiscal 2000. The ratio without this reduction was 1.24%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $1,107,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,107,000)
Net unrealized appreciation (depreciation) on investments	$ (11,225,676)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $139,655,339 and $132,538,745, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45%, 0.45%, 0.475%, 0.525% and 0.50% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2002
Class AARP	$ 191,253	$ 21,121
Class S	223,562	24,382
Class A	3,553	550
Class B	2,343	427
Class C	481	70
	$ 421,192	$ 46,550

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class B	$ 3,349	$ 610
Class C	720	102
	$ 4,069	$ 712

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 1,872	$ 392	0.25%
Class B	1,116	272	0.25%
Class C	240	57	0.25%
	$ 3,228	$ 721

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002 aggregated $1,818.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, the CDSC for Class B and C shares aggregated $8,191 and $5, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2002, totaled $39,023 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $74 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	757,836	$ 14,872,031	279,260	$ 5,017,488
Class S	661,188	12,725,029	737,344	12,864,936
Class A	113,596	2,150,294	580	10,167*
Class B	76,031	1,450,084	1,693	28,774*
Class C	15,807	299,846	113	2,110*
		$ 31,497,284		$ 17,923,475
Shares redeemed
Class AARP	(549,395)	$ (10,173,363)	(765,713)	$ (13,261,979)
Class S	(667,584)	(12,596,747)	(667,965)	(11,668,669)
Class A	(36,353)	(645,084)	(7)	(182)*
Class B	(22,606)	(397,940)	(426)	(7,067)*
Class C	(8,009)	(138,496)	-	-*
		$ (23,951,630)		$ (24,937,897)
Net increase (decrease)
Class AARP	208,441	$ 4,698,668	(486,453)	$ (8,244,491)
Class S	(6,396)	128,282	69,379	1,196,267
Class A	77,243	1,505,210	573	9,985*
Class B	53,425	1,052,144	1,267	21,707*
Class C	7,798	161,350	113	2,110*
		$ 7,545,654		$ (7,014,422)

* For the period from June 25, 2001 (commencement of sales of Class A, B and C shares) to September 30, 2001.

Report of Independent Accountants

To the Trustees of Investment Trust and the Shareholders of Scudder Small Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Small Company Stock Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
November 12, 2002

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (58) Trustee, 1990-present	President, WGBH Educational Foundation; Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988); Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Trustee, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization); Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds); Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Trustee, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (58) Trustee, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000); Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000); Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	n/a
Joshua Feuerman (37) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); prior thereto, head of international strategies, State Street Global Advisors	n/a
William F. Gadsden (47) Vice President, 1996-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kathleen T. Millard (41) Vice President, 1999-present	Managing Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Jesse Stuart (36) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Gary L. French (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Senior Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[5] (45) Assistant Treasurer, 2002-present	Senior Vice President of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to a Scudder fund Board. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of a Scudder fund.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as an officer of the fund on October 7, 2002.

The funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735